UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 21, 2011

FUQI INTERNATIONAL, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code:	+86 (755) 2580-1888

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 21, 2011, FUQI International, Inc. (the “Company”) received a notice of noncompliance from The NASDAQ Stock Market due to the Company’s inability to timely file its Annual Report on Form 10-K for the year ended December 31, 2010 with the Securities and Exchange Commission (“SEC”), which constitutes an additional basis for the delisting of the Company’s securities from The NASDAQ Stock Market.

As previously reported, the Company has been in the process of preparing restated  financial statements for the fiscal quarters ended March 31, June 30, and September 30, 2009 and had received notices from NASDAQ for not complying with NASDAQ's filing requirement as set forth in Listing Rule 5250(c)(1) (the “Rule”) because the Company had not filed its Form 10-K for the year ended December 31, 2009 and Forms 10-Q for each of the periods ended March 31, June 30, and September 30, 2010.

The Company appeared before the NASDAQ Hearings Panel (the “Panel”) on November 11, 2010, subsequent to which the Panel determined to continue the listing of the Company's common stock on The NASDAQ Stock Market subject to an extension through March 28, 2011, by which date the Company must file all delinquent reports with the SEC.  Under NASDAQ's rules, the extension through March 28, 2011 represents the maximum length of time that the Panel may grant the Company to come back into compliance with its rules.

Since the Company is not able to make all such filings by March 28, 2011 and no further extensions are available, the Company expects to receive a delisting determination from the Panel in the very near term indicating that the Company’s common stock will be delisted from The NASDAQ Stock Market.  The Company will provide additional disclosure upon receipt of such notice from NASDAQ.

Item 7.01	Regulation FD Disclosure.

On March 25, 2011, the Company issued a press release announcing that it had received the notice of noncompliance from The NASDAQ Stock Market, as described in Item 3.01 of this Current Report.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
No.	Description
99.1	Press Release dated March 25, 2011 regarding NASDAQ Notice of Noncompliance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2011	FUQI INTERNATIONAL, INC.

	By:	/s/ Frederick W. Wong
	Name	Frederick W. Wong
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated March 25, 2011 regarding NASDAQ Notice of Noncompliance